THE RBB FUND TRUST

Penn Capital Short Duration High Income Fund

Penn Capital Special Situations Small Cap Equity Fund

(the “Funds”)

Supplement dated May 29, 2026

to the Prospectus and Statement of Additional Information (“SAI”) dated December 31, 2025

This supplement serves as notification of, and provides information regarding, certain changes to the Funds.

1.       New Portfolio Manager for the Penn Capital Special Situations Small Cap Equity Fund

a.	Effective June 1, 2026 (the “Effective Date”), Michael Kehoe will serve as a portfolio manager to the Penn Capital Special Situations Small Cap Equity Fund, joining Eric Green, CFA, and Christopher Paciello, CFA, who have served as portfolio managers to the Fund since 2015 and 2025, respectively.

Accordingly, the Prospectus section entitled “Summary Sections – Penn Capital Special Situations Small Cap Equity Fund – Management – Portfolio Managers” is amended by adding the following:

Name	Title	Service to the Fund
Michael Kehoe	Portfolio Manager and Senior Research Analyst	Since June 2026

b.	The Prospectus section entitled “Management of the Funds – Portfolio Managers” is amended and restated in its entirety as shown below:

Portfolio Managers.

The Advisor uses a team-based approach for the management of each Fund. Information about the team members jointly and primarily responsible for the day-to-day management of each Fund is included below.

Penn Capital Short Duration High Income Fund

Randall Braunfeld, Assistant Portfolio Manager and Senior Research Analyst

Mr. Braunfeld began his career with the Advisor in 2015 and serves as an Assistant Portfolio Manager for Penn Capital’s Short Duration credit strategies. His primary areas of coverage are the Financials and Energy sectors. Prior to joining Penn Capital, Mr. Braunfeld was a Portfolio Manager of a high yield BB-rated bond portfolio for First Niagara Bank. He also gained experience working at Lehman Brothers within its high yield loan portfolio group from 2004 to 2011 and remained at the firm focusing on maximizing recovery values of the loan portfolio. Mr. Braunfeld received a BA from the University of Pennsylvania and has an MA in International Economics and Finance from Brandeis International Business School.

Joseph C. Maguire, CFA, Director of Research and Senior Portfolio Manager

Mr. Maguire joined the Advisor in 2005. As the Advisor’s Director of Research, he is responsible for guiding the firm’s day-to-day global investment research process. Mr. Maguire chairs the Credit Risk Committee and serves as a Senior Portfolio Manager for the firm’s Short Duration, Defensive High Yield and Opportunistic High Yield strategies.

Prior to joining Penn Capital, he conducted private equity research for AMS Inc. and was a senior audit associate for PricewaterhouseCoopers LLP. He received a BBA in Accounting from The College of William & Mary and an MBA from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill.

Bradley Tesoriero, CFA, Assistant Portfolio Manager and Senior Research Analyst

Mr. Tesoriero began his career with the Advisor in 2015 and serves as an Assistant Portfolio Manager for Penn Capital’s Defensive High Yield and BB credit strategies. He also serves as a Senior Research Analyst for the firm in charge of covering the Industrial and Material sectors.

Prior to joining the Advisor, Mr. Tesoriero was a Research Associate at CRT Capital focusing on distressed debt, equity and high yield research for the Media and Telecommunications sectors. Previously, he held positions at Bank of America Merrill Lynch and Janney Montgomery Scott. Mr. Tesoriero received a BA from Cornell University, an MBA from the Robins School of Business of the University of Richmond, and a JD cum laude from the T.C. Williams School of Law at The University of Richmond.

Penn Capital Special Situations Small Cap Equity Fund

The Advisor uses a team-based approach for the management of the Fund. Information about the team members primarily responsible for the day-to-day management is included below.

Eric J. Green, CFA, Chief Investment Officer and Senior Portfolio Manager

Mr. Green has been with the Advisor since 1997 and as Chief Investment Officer he is responsible for guiding the firm’s equity and credit strategies. Mr. Green serves as a Senior Portfolio Manager for the Advisor’s Small Cap, Smaller Company, Small to Mid Cap and Mid Cap equity strategies. As a member of the Equity Risk Committee, Mr. Green works closely with the equity portfolio management team to contribute ideas specifically in the micro to mid-capitalization range.

Prior to joining the Advisor, Mr. Green was with the Royal Bank of Scotland and the United States Securities and Exchange Commission where he served as a financial analyst in the Division of Investment Management. Mr. Green is also Vice Chairman of the Board of Directors for the Anti-Defamation League (ADL) Mid-Atlantic Region and was Co-Chairman of the ADL’s 2018 Walk Against Hate. He received a BSBA cum laude from American University and an MBA from the Yale School of Management.

Michael Kehoe, Portfolio Manager and Senior Research Analyst

Mr. Kehoe joined the Advisor in 2026 as a Senior Research Analyst and Portfolio Manager. He brings more than two decades of investment industry experience, having begun his career in 2001. Prior to joining the Advisor, Mr. Kehoe served at Rothschild & Co. Asset Management, where he held senior roles including Senior Healthcare Equity Analyst and Small/Mid-Cap Equity Portfolio Manager, covering the healthcare sector and managing small- and mid-cap equity strategies. Earlier in his career, Mr. Kehoe worked as a research analyst covering medical technology at Cowen Securities. Mr. Kehoe earned his BA from the University of Pennsylvania and his MBA from Yale School of Management.

Christopher Paciello, CFA, Assistant Portfolio Manager and Senior Research Analyst

Mr. Paciello began his career with the Advisor in 2012 and serves as an Assistant Portfolio Manager for Penn Capital’s opportunistic credit and equity strategies. His primary areas of coverage are the Consumer Discretionary and Healthcare sectors. He has over 20 years’ experience working in the financial markets with a focus on equity and credit research.

Prior to joining the Advisor, Mr. Paciello was a Research Analyst at Standish Asset Management focused on high yield and distressed securities within the cable media, telecommunications, paper and packaging, and healthcare sectors. He also gained experience working for Gartmore Global Investments as a Research Analyst focused on high yield and distressed securities, and W.R. Huff Asset Management, an asset manager specializing in high yield securities, as a trader and an analyst focused on high yield and equity securities. Mr. Paciello received a BS from Babson College and an MBA from Villanova University.

The SAI provides additional information about each portfolio manager’s compensation arrangements, other accounts managed, and ownership of shares in the Funds that they manage.

c.	As of the Effective Date, Mr. Kehoe did not own any shares of the Penn Capital Special Situations Small Cap Equity Fund for purposes of the SAI section entitled “Management of the Funds – Portfolio Managers – Portfolio Managers Ownership in the Funds.” Mr. Kehoe did not manage any other accounts as of May 31, 2026 for purposes of the SAI section entitled “Management of the Funds – Portfolio Managers – Other Accounts Under Management.”

If you have any questions, please call the Funds toll-free at 1-844-302-PENN (7366).

Investors should retain this supplement for future reference